UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 14, 2010

(Date of Report)

May 10, 2010

(Date of earliest event reported)

INTERNATIONAL PAPER COMPANY

(Exact name of registrant as specified in its charter)

NEW YORK	1-3157	13-0872805
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6400 Poplar Avenue

Memphis, Tennessee 38197

(Address and zip code of principal executive offices)

(901) 419-7000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year.

On May 10, 2010, the shareowners of International Paper Company (the “Company”) approved an amendment (the “Amendment”) to the Company’s By-Laws. The Amendment was described in detail in our Definitive Proxy. Our By-Laws, as amended through May 10, 2010, are attached as Exhibit 3.1 to this Current Report on Form 8-K.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Shareowners on May 10, 2010, in White Plains, New York (the “Meeting”). Of the 436,456,427 shares outstanding and entitled to vote at the Meeting, 367,810,568 shares were present at the Meeting in person or by proxy, constituting a quorum of 84.27%. The shareowners of the Company’s common stock considered and voted upon three Company proposals at the Meeting.

Item 1 – Elect Seven Directors Nominated by the Board of Directors

The holders of the common stock of the Company elected each of the following directors to serve a term of one-year, ending at the earlier of (i) our 2011 Annual Meeting, (ii) the date a qualified successor has been elected or (iii) death, resignation or retirement. The directors were elected by the following count:

Directors	For	Against	Abstain	Broker Non-Votes
David J. Bronczek	314,544,199	15,401,858	614,622	37,249,889
Lynn Laverty Elsenhans	328,933,047	1,001,315	626,317	37,249,889
John V. Faraci	319,253,490	10,888,958	418,231	37,249,889
Stacey J. Mobley	329,023,912	1,065,562	471,205	37,249,889
John L. Townsend, III	328,966,874	1,102,524	491,281	37,249,889
William G. Walter	290,451,941	39,595,384	513,354	37,249,889
J. Steven Whisler	328,450,898	1,662,107	447,674	37,249,889

Item 2 – Ratification of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for 2010

The holders of the Company’s common stock ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2010 by the following count:

For	Against	Abstain	Broker Non-Vote
360,847,000	6,409,478	554,090	0

Item 3 – Amend Article I of our By-Laws Regarding Special Shareowners Meetings

The holders of the Company’s common stock approved an amendment to Article I of the By-Laws by the following count:

For	Against	Abstain	Broker Non-Vote
363,831,840	2,805,366	1,173,362	0

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 3.1	By-Laws, as amended through May 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL PAPER COMPANY
(Registrant)

By:	/S/ MAURA ABELN SMITH
Name:	Maura Abeln Smith
Title:	Senior Vice President, General Counsel and Corporate Secretary

Date: May 14, 2010

Exhibit Index

Exhibit 3.1	By-Laws, as amended through May 10, 2010